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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated January 24, 2000 included in Davox Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.




                                             /S/ ARTHUR ANDERSEN LLP
                                             -----------------------
                                             ARTHUR ANDERSEN LLP





Boston, Massachusetts
July 27, 2000